                                                                     Exhibit (n)

                            FORM OF AMENDED EXHIBIT A
                             Dated November 30, 2002
                           to the Multiple Class Plan

Each of the portfolios of the Fifth Third Funds (the "Trust") set forth below shall be covered by the Multiple Class Plan adopted by the Trust and to which this Exhibit is attached with respect to the Class A Shares, the Class B Shares, the Class C Shares, the Institutional Shares, the Advisor Shares and the Service Shares of such portfolio as indicated:

         Fifth Third Government Money Market Fund;

                  Class A Shares;
                  Institutional Shares;

         Fifth Third Prime Money Market Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Municipal Money Market Fund;

                  Class A Shares;
                  Institutional Shares;

         Fifth Third Quality Growth Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Disciplined Large Cap Value Fund

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Large Cap Opportunity Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Balanced Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Mid Cap Growth Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third International Equity Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Technology Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Intermediate Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third U.S. Government Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third Intermediate Municipal Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Ohio Municipal Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

         Fifth Third U.S. Treasury Money Market Fund;

                  Institutional Shares;
                  Service Shares;

         Fifth Third Strategic Income Fund;

                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Multi Cap Value Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Worldwide Fund;

                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Micro Cap Value Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Institutional Government Money Market Fund;

                  Institutional Shares;
                  Service Shares;

         Fifth Third Institutional Money Market Fund;

                  Institutional Shares;
                  Service Shares;

         Fifth Third Michigan Municipal Money Market Fund;

                  Class A Shares;
                  Institutional Shares;

         Fifth Third International GDP Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Small Cap Growth Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Equity Index Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Large Cap Core Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Short Term Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Michigan Municipal Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Municipal Bond Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Ohio Tax Exempt Money Market Fund;

                  Class A Shares;
                  Institutional Shares

         Fifth Third LifeModel Conservative Fund(SM);

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;

                  Advisor Shares;

          Fifth Third LifeModel Moderately Conservative Fund(SM);

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

          Fifth Third LifeModel Moderate Fund(SM);

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

          Fifth Third LifeModel Moderately Aggressive Fund(SM);

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third LifeModel Aggressive Fund(SM);

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Small Cap Value Fund;

                  Class A Shares;
                  Class B Shares;
                  Class C Shares;
                  Institutional Shares; and
                  Advisor Shares.

Witness the due execution hereof this 30/th/ day of November, 2002.

                                                FIFTH THIRD FUNDS

                                                By: ___________________________
                                                Title: